Exhibit 99.1

FOUR CORNERS PROPERTY TRUST
NYSE: FCPT
INVESTOR PRESENTATION | MARCH 2017 www.fcpt.Com

FORWARD LOOKING STATEMENTS AND DISCLAIMERS
Cautionary Note Regarding Forward-Looking Statements:
This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding the Company’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance; and expectations regarding the making of distributions and the payment of dividends. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of the Company’s public disclosure obligations, the
Company expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and the Company can give no assurance that its expectations or the events described will occur as described. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. Factors that could have a material adverse effect on the Company’s operations and future prospects or that could cause actual results to differ materially from the Company’s expectations are included in the sections entitled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on February 27, 2017.
Notice Regarding Non-GAAP Financial Measures:
The information in this communication contains and refer to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the investor relations section of our website at www.fcpt.com.
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AG E N D A
Company Overview and Update Page 3 Key Investment Highlights Page 9 Diversification and Acquisition Strategy Page 16 Financial Update & Key Credit Strengths Page 23
3 | FCPT | MARCH 2017

SENIOR MANAGEMENT TEAM
Former Board member and Chair of the Finance and Real Estate Committee at Darden Restaurants, Inc. Private investor in net lease retail real estate
Member of the Board of Directors of Macy’s, Inc.
William Lenehan
President and CEO? Former Board member and Chairman of the Investment Committee at Gramercy Property Trust, Inc. Former CEO of Granite REIT, an investment grade single-tenant, triple-net REIT listed on the TSX
Ten years at Farallon Capital Management? B.A. from the Claremont McKenna College
Former CFO of Amstar Advisers, served on Amstar’s Executive and Investment Committees
Former Managing Director of Financial Strategy & Planning at Prologis, Inc.? Former President and CFO of American Residential Communities
Gerald Morgan
CFO Served as a Senior Officer with Archstone prior to the company’s sale
Former consultant at Bain & Co.
B.S. in Mechanical Engineering and MBA from Stanford University
Former Partner in the real estate department at the law firm of Pircher, Nichols & Meeks where he had practiced since 1998 B.A. from Macalester College James Brat Juris Doctorate from the UCLA School of Law
General Counsel
4| FCPT | MARCH 2017

OVER VIEW OF FCPT
Four Corners Property Trust (“FCPT”) is primarily engaged in the ownership, acquisition, and leasing of restaurant properties 484 properties, diversified by geography and brand, 416 of which are leased to Darden under long-term triple-net leases
5 initial Darden restaurant brands:
Olive Garden, LongHorn Steakhouse, Bahama Breeze, Seasons 52, Wildfish Seafood Grille
14 additional brands acquired to date:
KFC, Burger King, Arby’s, Pizza Hut, Buffalo Wild Wings, Wendy’s, Steak ‘n Shake, Dairy Queen, Denny’s, Fazoli’s, Zaxby’s, Taco Bell, Hardee’s, McAlister’s Deli
Fully leased with no vacancies, unoccupied stores, assets under development, or watch-list assets
Portfolio tenants are principally investment grade (93%) with positive operating trends, fulsome public disclosure, and strong rent coverage (EBITDAR / rent of 4.2x) Strategy to grow and diversify portfolio through acquisitions and sale leasebacks Low leverage and flexible unsecured capital structure to support diversification strategy As of March 17, 2017, FCPT had an equity market capitalization of $1.3 billion and a total market capitalization of $1.8 billion
Figures as of 3/17/2017, unless otherwise stated
5 | FCPT | MARCH 2017

COMPANY UPDATE
Since the spin-off was completed in late 2015, FCPT has made significant progress achieving its goals, including portfolio diversification and improved access to capital
Highlights Since Spin-Off Areas of Focus through 2017
Darden Restaurants is performing well and continues to • Continue to close on sensible acquisitions and build our be an exceptional tenant from which to grow and forward pipeline diversify our portfolio Continue thoughtful disposition strategy • when
Focused investor outreach and index inclusion has presented with non-solicited offers helped attract a strong shareholder base including many Became Sarbanes-Oxley compliant as part of filing REIT-dedicated owners • 2016 10-K
Built out the rest of core management and acquisition to strengthen access across capital team and began closing acquisitions in Q3 2016 Continue markets
Initiated an At-The-Market (ATM) equity follow-on Acquisitions platform activated program to access incremental equity to match fund
Total acquisitions of $111 million from July 2016 acquisitions as necessary in December 2016 through March 2017 comprising 68 restaurants and 14 new brands at a weighted average initial cash
- Obtained Investment Grade rating from Fitch (BBB-) yield of 6.6% and lease term of 16 years on January 24, 2017 to gain access to unsecured
- Closed on two dispositions at highly attractive 4.75% debt market and extend debt maturity schedule cap rate for $25 million of proceeds, recycled accretively on properties at 6.5-6.6% cap rates
- First OP unit transaction closed with a potential future strategic partner and experienced buyer of restaurant real estate
• Stable operations from Kerrow restaurant subsidiary, despite regional Texas headwinds
6 | FCPT | MARCH 2017

FCPT CLOSED ACQUISITIONS


Olive Garden
LONGHORN
KFC

FCPT Closed 2016 / 2017 YTD Acquisitions

Tenant	# of Properties	Location	Guarantor Info	Purchase Price	Cap Rate	Term (yrs)	Announced
Pizza Hut	6	IL, IN	150-unit operator; 40 Pizza Huts	$5,700,000	7.2%	20	7/18/2016
Wendy's	1	TX	Not disclosed	$2,100,000	6.5%	10	8/2/2016
Arby's	2	NC	Not disclosed	$3,500,000	6.6%	18	9/6/2016
KFC	4	MI	360-unit operator	$3,900,000	Similar	20	9/14/2016
Buffalo Wild Wings	3	IL, IA	Not disclosed	$7,900,000	6.5%	12	9/15/2016
Dairy Queen	1	OK	Not disclosed	$2,600,000	6.6%	18	10/20/2016
Burger King	5	VA, NC, MS, AL	98-unit operator	$11,500,000	Similar	20	10/28/2016
Arby's	2	VA, NC	Not disclosed	$4,300,000	6.6%	18	11/4/2016
USRP Portfolio (7 concepts)	10	MI, KY, OH, IN, IL, FL, CO, GA	Mix of corporate and strong franchisees	$15,600,000	6.6%	10	11/9/2016
KFC	16	WI, IN, MI	130-unit operator	$21,100,000	6.5%	20	11/10/2016
Taco Bell	1	IN	Bell American (Flynn)	$1,280,000	6.7%	5	11/15/2016
Hardee's	4	AL & GA	Not disclosed	$7,000,000	6.5%	20	12/15/2016
Burger King	4	TN	102-unit operator	$7,700,000	Similar	20	12/28/2016
USRP 4-pack (3 concepts)	4	NY, TN, AL, IN	Mix of corporate and strong franchisees	$5,800,000	6.6%	12	1/12/2017
Taco Bell	1	SC	Bell American (Flynn)	$2,400,000	6.5%	12	1/13/2017
McAlister's	4	TX	One of the largest McAlister's franchisees	$8,900,000	6.8%	15	3/17/2017
Total / Wtd. Avg.	**68**			**$111,280,000**	**6.6%**	**16**	

FCPT Closed 2016 Dispositions

Tenant	# of Properties	Location	Guarantor / Operator Info	Purchase Price	Cap Rate	Term (yrs)	Announced
Olive Garden & Bahama Breeze	2	FL	Darden Restaurants, Inc.	$24,800,000	4.8%	14	10/24/2016
Total / Wtd. Avg.	**2**			**$24,800,000**	**4.8%**	**14**	

Note: Figures updated as of 3/17/2017.

7 | FCPT | MARCH 2017

FCPT

GEOGRAPHICALLY DIVERSEPORTFOLIO
484 Properties
44 States
19 Brands
3.5mm sq ft
Portfolio at Inception Acquired Properties
Note: Map and figures updated as of 3/17/2017; Excludes six owned or ground leased properties that comprise the LongHorn San Antonio Business, which are operated by a taxable REIT subsidiary (“TRS”).
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AGENDA
Company Overview and Update Page 3 Key Investment Highlights Page 9 Diversification and Acquisition Strategy Page 16 Financial Update & Key Credit Strengths Page 23
9 | FCPT | MARCH 2017

HIGH QUALITY PORT FOLIO
Summary of FCPT Portfolio
484 properties
Properties: • 93% Investment grade tenancy
19 brands – 12 Quick Service and 7 Casual Dining concepts
44 states Geography:
Only Florida (11.7%) and Texas (11.2%) are above 10% of NOI
13.7 years Term Remaining:
Under 1% of NOI with <10 years term remaining Contractual Cash Rent: $102.1 mm (1) EBITDAR Rent Coverage: 4.2x
Annual Rent Escalation: +1.5% average fixed annualized increase
Triple-net leases with tenant responsible for repair and maintenance costs, Lease Structure: property tax, insurance and building restoration Predominantly individual leases to allow landlord flexibility
__________________________ Figures as of 3/17/2017.
1. Scheduled minimum contractual rent for the full year of 2017 for the portfolio as of 3/17/2017. Properties acquired in 2017 have the minimum contractual rent annualized.
10 | FCPT | MARCH 2017

PORT FOLIO DIVERSIFICATION
Cash Rental Revenue by Brand
6% 74%
69% 12%
20%
19%
June 2016: March 2017:
Rental Revenue of $94.4 mm Rental Revenue of $102.1 mm1
1. Scheduled minimum contractual rent for the full year of 2017 for the portfolio as of 3/17/2017. Properties acquired in 2017 have rents annualized.
11 | FCPT | MARCH 2017

BEST—IN—CLASS RENT COVERAGE
FCPT EBITDAR Coverage by Spin-Off Portfolio Quartile
5.9x
FCPT Portfolio Quartiles at Spin-Off (93% of current NOI as of March 2017)
FCPT 4.2x Average: 4.2x (1)
3.6x
Peer Avg: 3.1x
3.0x (1)
FCPT’s FCPT’s FCPT’s FCPT’s 4th Quartile 3rd Quartile 2nd Quartile Top Quartile of Properties of Properties of Properties of Properties
Peer Avg. Peer Best FCPT Avg. (3.0x) (3.8x) (4.2x)
1. FCPT and peer information as of 12/31/2016; peer average includes National Retail Properties (NNN), Realty Income (O), Spirit Realty Capital (SRC) and STORE Capital (STOR); Note that NNN, SRC and O only disclose this figure for 44%, 50% and 79% of their tenants, respectively.
12 | FCPT | MARCH 2017

PROLIFIC BRANDS AN D LOW RENT PROVIDE STABLE CASH FLOWS
FCPT’s initial properties have proven to be resilient through multiple market cycles with the bottom quartile of properties averaging 3.2x rent coverage from 2006 – 2015
Historical Rent Coverage – FCPT Fourth Quartile (Lowest) of Properties(1) (2)
FCPT Portfolio 4th Quartile at Spin-Off 3.5x (93% of current NOI as of March 2017)
3.4x
3.3x 3.3x 3.3x FCPT
3.1x 4th Quartile 3.0x Average:
3.0x 3.2x 2.8x 2.8x
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Total
257 267 277 359 367 376 393 406 414 418
Properties
Source: Management provided information.
Note: Information for properties leased to Darden representing approximately 93% of run rate rental income for properties owned as of 3/17/2017.
1. Weighted by rent.
2. Historical data based on rent at spin-off (November 2015); backward-looking rent assumes 1.5% annual de-escalator.
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LEASE MATURITY SCHEDULE
Lease Maturity Schedule (% of Rental Revenue)
Weighted average lease 16.7% term of 13.7 years
15.7%
14.8% 14.4%
13.1%
10.4%
9.6%
Less than 1% of rental income matures over the next 10 years 3.8%
0.5%
0.1% 0.0% 0.0% 0.1% 0.1% 0.0% 0.2% 0.0% 0.1% 0.2% 0.2%
2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036
Figures as of 3/17/2017.
Note: Excludes renewal options.
14 | FCPT | MARCH 2017

FCPT'S PORTFOLIO COMPARES FAVORABLY ACROSS MAJOR METRICS



Olive Garden
LONGHORN
KFC

EBITDAR Coverage (1)



% Tenants included:
100%
79%
50%
44%
98%
Peer Average: 3.0x
N/A
N/A
2.6x
2.7x
3.0x
3.8x
4.2x
Ratings (Fitch/ S&P/Moody's)
NR / NR / NR
VEREIT
BBB- / BB+ / Ba1
STORE
BBB- / BBB- / NR
REALTY INCOME
BBB+ / BBB+ / Baa1
SPIRIT
BBB- / BBB- / NR
NATIONAL RETAIL PROPERTIES
BBB+ / BBB+ / Baa1
FCPT
BBB- / NR / NR

% Investment Grade Tenants (2)



Peer Average: 35%
20%
21%
38%
41%
46%
47%
93%
STORE
BBB- / BBB- / NR
NATIONAL RETAIL PROPERTIES
BBB+ / BBB+ / Baa1
SPIRIT
BBB- / BBB- / NR
VEREIT
BBB- / BB+/Ba1
NR / NR / NR
REALTY INCOME
BBB+ / BBB+ / Baa1
FCPT
BBB- / NR / NR

% Retail Properties (3)



Peer Average: 80%
54%(4)
63%
79%
86%
100%
100%
100%
Ratings (Fitch/ S&P/Moody's)
STORE
BBB- / BBB- / NR
VEREIT
BBB- / BB+/Ba1
REALTY INCOME
BBB+/ BBB+/ Baa1
SPIRIT
BBB- / BBB- / NR
NR / NR / NR
NATIONAL RETAIL PROPERTIES
BBB+ / BBB+ / Baa1
FCPT
BBB- / NR / NR

Weighted Average Lease Term



(In years)
Peer Average: 11 yrs
10
10
11
11
12
~ 14
14
REALTY INCOME
BBB+ / BBB+ / Baa1
VEREIT
BBB- / BB+ / Ba1
NR / NR / NR
SPIRIT
BBB- / BBB- / NR
NATIONAL RETAIL PROPERTIES
BBB+ / BBB+ / Baa1
STORE
BBB- / BBB- / NR
FCPT
BBB- / NR / NR

Sources: Company filings as of 12/31/2016 and Green Street Advisors.

1. STOR EBITDAR coverage represents a unit's fixed charge coverage ratio before taking into account standardized corporate overhead expense. Fixed charge coverage is defined as the ratio of (i) the unit's EBITDAR, less corporate overhead expense based on industry standards, to (ii) the unit's total fixed charges, which are its lease expense, interest expense and scheduled principal payments on indebtedness.
2. Based on annualized base rent. Information for peers per company filings (O, ADC and VER) and Green Street Advisors (STOR, SRC and NNN). Four Corners classifies investment grade tenants as a tenant with at least one investment grade rating from Moody's, S&P or Fitch.
3. Based on annualized base rent.
4. Includes retail, restaurant, healthcare, automotive and movie theater properties.

15 | FCPT | MARCH 2017

FCPT

AGENDA
Company Overview and Update Page 3 Key Investment Highlights Page 9 Diversification and Acquisition Strategy Page 16 Financial Update & Key Credit Strengths Page 23
16 | FCPT | MARCH 2017

BUSINESS PLAN AND
DIVERSIFICATION STRATEGY
FCPT has a core portfolio that provides stable cash flow, as well as a strong balance sheet to support diversification growth objectives
1? Start with 100% concentration in casual dining, but an extremely strong tenant with an investment grade credit rating
2? Seek to grow and diversify with an initial focus on the quick service subsector in order to move portfolio closer to reflecting national restaurant landscape
3? Become a preferred partner and capital source for leading restaurant operators and franchisees, capitalizing on the current industry trends pushing operator consolidation and an “asset light” business model
4? Maintain conservative and flexible balance sheet
- Continue to improve access to equity and debt capital
- Low leveraged balance sheet with substantial liquidity
- Unencumbered properties
- Conservative payout ratio of 75%-80% of AFFO
- UPREIT structure offering compelling OP unit option
- Capital recycling through selective dispositions
17 | FCPT | MARCH 2017

FCPT ACQUISITION PHILOSOPHY AND UNDERWRITING CRITERIA


LONGHORN
KFC

Acquisition Philosophy

- Acquire nationally recognized branded restaurants that are well located with creditworthy lease guarantors
- Purchase assets only when accretive to cost of capital
- Increase diversification by targeting different brands, meal price-points, cuisine types, and geographies

Underwriting Criteria

- Acquisition criteria is approximately split 50% / 50% between **credit** and **real estate** metrics
- Acquisition decisions are informed by a property scorecard based on these metrics, but ultimately rely on human judgement

Credit Criteria (~50%):
- *Guarantor credit*
- *Brand durability*
- *Store performance*
- *Rent-to-sales*
- *Lease term*

Real Estate Criteria (~50%):
- *Location*
- *Re-use potential*
- *Lease structure*
- *Absolute rent*
- *Rent growth*



18 | FCPT | MARCH 2017

FCPT

CONCEPTUAL UNDERWRITING STRIKEZONE
Valuation to Score Matrix
FCPT is disciplined in its underwriting, passing on properties with weak real estate, weak credit or aggressive pricing
Expensive Dilutive
FCPT Rate) Long Term
Cap WACC in
Strike
(Going Zone Valuation
Cheap
Screened / Passed Accretive Distressed Closed, Under Contract, Negotiating LOI Trophy
0 1 2 3 4 5 6 7 8 9 10
Total Underwriting Score
“Ted Williams described in his book, The Science of Hitting, that the most important thing, for a hitter, is to wait for the right pitch…and that’s exactly the philosophy I have about investing...wait for the right pitch…and it will come…it’s the key to investing.” – Warren Buffett
Figures as of 3/17/2017.
19 | FCPT | MARCH 2017

VAST ADDRESSABLE MARKET WITHIN RESTAURANT INDUSTRY SUBSECTORS
US GDP – $17.9 Trillion
Consumption Investment Government $12.3T $3.0T $3.2T
Net Exports
Retail Sales
-$0.5T
$4.7T
Food Services (13% of Retail Sales, $620bn)
Family Fine Non-Quick Service Casual Dining
Buffet Dining Restaurant $255bn $177bn $41bn $19bn $128bn
Sand- Mex- Varied Mex- Sea-
Hamburger Pizza Coffee Chicken Other Asian Steak Italian Other wich ican Menu ican food $80bn $38bn $25bn $23bn $37bn $22bn $19bn $18bn $36bn $30bn $22bn $56bn $13bn $12bn
FCPT
Target
Source: Census Bureau, Bureau of Economic Analysis, Wall Street Research; Data as of December 2015.
20 | FCPT | MARCH 2017

RAPID FRANCHISEE CONSOLIDATION WITHIN REST AURANT INDUSTRY
Units Owned by the Top 200 Franchisees Average units per Top 200 Franchisees
28,000 150
25,176
135 126 24,000 23,177 21,831 120 116 20,331 109 20,000 102 17,887 18,408 105 92 16,715 89 16,000 90 84 75
12,000 60
45 8,000
30 4,000 15
0 0
2009 2010 2011 2012 2013 2014 2015 2009 2010 2011 2012 2013 2014 2015
The franchisee industry is highly fragmented, but undergoing consolidation and growth by top players, presenting new partnership opportunities for FCPT
Source: Franchise Times, August 2016.
21 | FCPT | MARCH 2017

THOUGHTFUL BRAND SELECTION AIMED ATPROTECTING CASH FLOW
Average Unit Sales Volume ($000s)
Casual Dining $6,000 $10,400
$5,000 Fast
FCPT Prime Acquisition Casual Target Range
$4,000
Quick Service $3,000
$2,000
$1,000
$0
FCPT pursues properties within the median range of Casual Dining, Fast Casual and Quick Service;
Concepts with mid-level sales volumes provide rent support, while keeping rent at replaceable levels in case of vacancy
Source: Morgan Stanley Equity Research.
22 | FCPT | MARCH 2017

AGENDA
Company Overview and Update Page 3 Key Investment Highlights Page 9 Diversification and Acquisition Strategy Page 16 Financial Update & Key Credit Strengths Page 23
23 | FCPT | MARCH 2017

SUMMARY CAPITALIZATION AND FINANCIALS
Summary Capitalization and Financials
Current Capitalization Current Trading Metrics
Cash NOI ($mm)1 $102.1 ($mm, except per share) Share price (3/17/2017) $21.81 Implied Cap Rate 5.9% Shares and OP units outstanding 60.4 Consensus 2017 AFFO per share (average) $1.29
Equity value $1,318 P/AFFO 16.9x Debt (12/31/2016 balance sheet) Bank term debt $400 GAAP Leverage Relative to Net Lease Peers (2)
Revolving credit facility $45 6.6x 6.4x
Total market capitalization $1,763 6.2x 5.8x 5.5x
Cash (less declared dividends) ($10)
Implied enterprise value $1,753 4.5x 4.4x
EBITDA (cash, LQA) $90 EBITDA (GAAP, LQA) $98
6.2x 6.4x
5.5x 5.7x
Credit Metrics
All-in cash interest rate (fixed debt) 3.1% 4.4x 4.5x 4.6x Total debt to total market capitalization 25.2% Fixed charge coverage ratio (cash, LQA) 7.8x Net debt to EBITDA (cash, LQA) 4.8x
Net debt to EBITDA (GAAP, LQA) 4.4x FCPT ADC O NNN SRC STOR VER
Net Debt/EBITDA Net Debt + Pfd./EBITDA
1. Scheduled minimum contractual rent for the full year of 2017 for the portfolio as of 3/17/2017. Properties acquired in 2017 have rents annualized.
2. FCPT and peers are calculated as Q4 2016 annualized, pro forma for announced capital transactions through 3/17/2017.
24 | FCPT | MARCH 2017

FCPT KEY INVESTMENT HIGHLIGHTS



LONGHORN
KFC

High Quality Portfolio Diversified by Geography and Brand

- Well-located assets diversified geographically across 44 states in the U.S.
- Darden property-level revenue ~50% above casual dining peers
- Recent sales of Darden branded assets demonstrates strong underlying property value and liquidity
- Strong acquisition platform with $111mm in acquisitions over past 8 months



Strong, Stable and Growing Cash Flow

- 14-year average lease term with substantially all leases > 10 years
- Annualized rent escalators of ~1.5%
- 100% occupancy
- Best-in-class EBITDAR / rent coverage of 4.2x and appropriate rents



LONGHORN
STEAKHOUSE

Investment Grade Credit Profile

- FCPT received BBB- investment grade rating from Fitch on 1/24/2017
- FCPT's largest tenant, Darden, who also provides a corporate guarantee on its leases, is rated BBB/BBB/Baa3 and continues to perform well and increase market share



Conservative Financial Policies

- Financially disciplined acquisition strategy
- Current leverage of 4.4x Net Debt / EBITDA (GAAP LQA), with no near term maturities
- 100% unencumbered asset base
- Conservative dividend payout ratio of 75-80% of AFFO
- Strong liquidity profile ($350 million revolver with $305mm undrawn as of 3/17/2017)
- Strong institutional shareholder support



Experienced Management and Board

- Highly regarded leadership with extensive retail net lease and public market REIT experience
- Board with significant relevant experience and a strong track record
- All members of management and board are meaningfully invested in FCPT; interests are aligned with shareholders
- Best-in-class corporate governance



25 | FCPT | MARCH 2017

FCPT

FOUR CORNERS PROPERTY TRUST
NYSE : FCPT